UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2010

KRATOS DEFENSE & SECURITY
SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27231	13-3818604
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification number)

4820 Eastgate Mall, San Diego, CA 92121

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 812-7300

N/A

(Former name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01       Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2010 by Kratos Defense & Security Solutions, Inc., a Delaware corporation (the “Company”), to provide the required financial statements and exhibits in connection with the Company’s acquisition, through a wholly-owned subsidiary, of Henry Bros. Electronics, Inc. a Delaware Corporation (“HBE”),  for $56.6 million of which $54.9 million was paid in cash and $1.7 million reflects the fair value of the replacement options issued to HBE option holders.

Item 9.01       Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

(i)      Audited consolidated financial statements of Henry Bros. Electronics, Inc. and Subsidiaries as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 and related notes to the consolidated financial statements are attached hereto as Exhibit 99.1.

(ii)     Unaudited condensed consolidated financial statements of Henry Bros. Electronics, Inc. and Subsidiaries as of September 30, 2010 and December 31, 2009, and for the nine months ended September 30, 2010 and 2009 and related notes to the condensed consolidated financial statements are attached hereto as Exhibit 99.2.

(b) Pro forma financial information.

(i)      Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 26, 2010 and for the year ended December 27, 2009, are attached hereto as Exhibit 99.3.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm – Amper, Politziner & Mattia LLP

99.1

Audited consolidated financial statements of Henry Bros. Electronics, Inc. and Subsidiaries as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 and related notes to the consolidated financial statements.

99.2

Unaudited condensed consolidated financial statements of Henry Bros. Electronics, Inc. and Subsidiaries as of September 30, 2010 and December 31, 2009, and for the nine months ended September 30, 2010 and 2009 and related notes to the condensed consolidated financial statements.

99.3	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 26, 2010 and for the year ended December 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

Date: February 4, 2011	By:	/S/ Deanna H. Lund
Deanna H. Lund
Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm – Amper, Politziner & Mattia LLP

99.1

Audited consolidated financial statements of Henry Bros. Electronics, Inc. and Subsidiaries as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 and related notes to the consolidated financial statements.

99.2

Unaudited condensed consolidated financial statements of Henry Bros. Electronics, Inc. and Subsidiaries as of September 30, 2010 and December 31, 2009, and for the nine months ended September 30, 2010 and 2009 and related notes to the condensed consolidated financial statements.

99.3	Unaudited pro forma condensed combined financial information as of and for the nine months ended September 26, 2010 and for the year ended December 27, 2009.